Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results—Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results—Consecutive Quarters	5

IV.	Segment Results
	- Insurance—North American—For Reference Only	6
	- Insurance—North American P&C	7
	- Insurance—North American Agriculture	8
	- Insurance—Overseas General	9
	- Global Reinsurance	10
	- Life	11

V.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20
	- Book Value and Book Value per Common Share	21

VI.	Other Disclosures
	- Non-GAAP Financial Measures	22 - 24
	- Glossary	25

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Three months ended June 30		2Q-15 vs.	Constant $	2Q-15 vs.	Six months ended June 30		YTD-15 vs.	Constant $	YTD-15 vs.
	2015	2014	2Q-14	2014 (2)	2Q-14 (2)	2015	2014	YTD-14	2014 (2)	YTD-14 (2)
Gross premiums written (1)	$6,504	$6,006	8.3%	$5,718	13.7%	$11,826	$11,380	3.9%	$10,873	8.8%
Net premiums written (1)	$4,784	$4,559	4.9%	$4,318	10.8%	$8,860	$8,744	1.3%	$8,322	6.5%
P&C net premiums written (1) (3)	$4,284	$4,061	5.5%	$3,839	11.6%	$7,869	$7,752	1.5%	$7,363	6.9%
Global P&C net premiums written (1) (3)	$3,905	$3,673	6.4%	$3,451	13.2%	$7,402	$7,170	3.2%	$6,781	9.2%
Net premiums earned	$4,360	$4,332	0.7%	$4,093	6.5%	$8,287	$8,302	-0.2%	$7,897	4.9%
Net investment income	$562	$556	1.0%	$545	3.1%	$1,113	$1,109	0.3%	$1,091	2.0%
Operating income (1)	$788	$825	-4.5%	$796	-0.9%	$1,533	$1,602	-4.3%	$1,553	-1.3%
Net income	$942	$779	20.8%			$1,623	$1,513	7.2%
Comprehensive income	$397	$1,348	-70.6%			$1,039	$2,456	-57.7%
Operating cash flow	$816	$846				$1,891	$2,096
P&C combined ratio (3)
Loss and loss expense ratio	58.9%	58.2%				58.0%	58.0%
Underwriting and administrative expense ratio	28.8%	29.3%				30.0%	30.2%

Combined ratio	87.7%	87.5%				88.0%	88.2%
Operating return on equity (ROE)	11.4%	11.8%				11.0%	11.5%
ROE	12.7%	10.4%				11.0%	10.2%
Operating effective tax rate (4)	14.7%	13.7%				14.2%	12.7%
Effective tax rate	13.2%	14.6%				13.9%	13.0%
Diluted earnings per share
Operating income	$2.40	$2.42	-0.8%			$4.64	$4.69	-1.1%
Net income	$2.86	$2.28	25.4%			$4.91	$4.43	10.8%

										% Change
									December 31	2Q-15 vs.
									2014	4Q-14
Book value per common share						$91.27			$90.02	1.4%
Book value per common share excluding foreign currency (5)						$92.31			$90.02	2.5%
Tangible book value per common share						$72.84			$72.61	0.3%
Tangible book value per common share excluding foreign currency (5)						$73.45			$72.61	1.2%
Tangible book value per common share excluding acquisitions (6)						$74.30			$72.61	2.3%
Tangible book value per common share excluding acquisitions and foreign currency (5) (6)						$74.91			$72.61	3.2%
Weighted average basic common shares outstanding	325.5	337.8				326.8	338.4
Weighted average diluted common shares outstanding	328.7	341.1				330.2	341.6
Debt plus trust preferred securities/ tangible capital						21.8%	20.0%		20.7%

(1)	Included in Q2 2015 is gross premiums written of $428 million, net premiums written of $252 million, and operating income benefit of $15 million related to the transfer of the Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(2)	Prior periods on a constant dollar basis.
(3)	See non-GAAP financial measures.
(4)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The increase in the operating effective tax rate for the quarter was primarily due to a lower percentage of operating earnings being generated in lower tax paying jurisdictions.
(5)	For 2015, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.
(6)	For 2015, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisition of the Fireman’s Fund high net worth personal lines insurance business in the United States of $474 million.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written (2)	$5,975	$4,800	$5,193	$5,736	$5,480	$10,775	$10,332	$21,261
Net premiums written (2)	4,284	3,585	3,803	4,232	4,061	7,869	7,752	15,787
Net premiums earned	3,873	3,453	3,871	4,265	3,842	7,326	7,328	15,464
Adjusted losses and loss expenses (1)	2,282	1,970	2,269	2,494	2,234	4,252	4,246	9,009
Policy acquisition costs	609	600	641	702	637	1,209	1,254	2,597
Administrative expenses	504	481	517	483	493	985	960	1,960

Underwriting income	478	402	444	586	478	880	868	1,898
Net investment income	496	485	508	497	490	981	979	1,984
Interest expense	69	67	66	66	69	136	137	269
Other income (expense) - operating (3)	(56)	(30)	(25)	(29)	(26)	(86)	(49)	(103)
Income tax expense	128	111	110	169	120	239	208	487

Operating income (including Corporate) excluding Life segment (2)	721	679	751	819	753	1,400	1,453	3,023
Life segment operating income	67	66	76	72	72	133	149	297

Consolidated operating income (2)	788	745	827	891	825	1,533	1,602	3,320
Adjusted net realized gains (losses) (1)	128	(89)	(210)	(165)	(81)	39	(183)	(558)
Net realized gains (losses) related to unconsolidated entities	33	26	49	55	36	59	87	191
Income tax expense (benefit) on adjusted net realized gains (losses)	7	1	111	(4)	1	8	(7)	100

Consolidated net income	$942	$681	$555	$785	$779	$1,623	$1,513	$2,853

% Change versus prior year period (1)
Net premiums written as reported	5.5%	-2.9%	2.4%	2.2%	4.0%	1.5%	7.7%	4.9%
Net premiums earned as reported	0.8%	-1.0%	-0.3%	2.9%	7.1%	0.0%	9.6%	5.1%
Net premiums written constant $	11.6%	1.7%	5.0%	1.7%	4.5%	6.9%	8.7%	5.9%
Net premiums earned constant $	7.0%	3.5%	2.1%	2.5%	7.4%	5.4%	10.8%	6.2%
Other ratios
Net premiums written/gross premiums written (1)	72%	75%	73%	74%	74%	73%	75%	74%
Operating effective tax rate	14.7%	13.7%	12.7%	16.9%	13.7%	14.2%	12.7%	13.9%
P&C combined ratio (1)
Loss and loss expense ratio	58.9%	57.1%	58.6%	58.5%	58.2%	58.0%	58.0%	58.3%
Policy acquisition cost ratio	15.7%	17.4%	16.6%	16.5%	16.6%	16.5%	17.1%	16.8%
Administrative expense ratio	13.1%	13.9%	13.3%	11.3%	12.7%	13.5%	13.1%	12.6%

Combined ratio	87.7%	88.4%	88.5%	86.3%	87.5%	88.0%	88.2%	87.7%

Combined ratio excluding catastrophe losses and PPD	88.4%	89.3%	89.5%	89.8%	88.7%	88.8%	88.8%	89.3%
P&C expense ratio	28.8%	31.3%	29.9%	27.8%	29.3%	30.0%	30.2%	29.4%
P&C expense ratio excluding A&H	25.5%	27.9%	26.7%	24.3%	26.0%	26.6%	26.7%	26.0%
Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$2	$1	$—	$—	$—	$3
Catastrophe losses - pre-tax	$124	$51	$71	$87	$80	$175	$133	$291
Favorable prior period development (PPD) - pre-tax	$(153)	$(83)	$(107)	$(232)	$(126)	$(236)	$(188)	$(527)
Loss and loss expense ratio excluding catastrophe losses and PPD	59.7%	58.1%	59.6%	62.2%	59.4%	58.9%	58.5%	59.8%

(1)	See non-GAAP financial measures.
(2)	Included in Q2 2015 is gross premiums written of $428 million, net premiums written of $252 million, and operating income benefit of $15 million related to the transfer of the Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	June 30	March 31	December 31
	2015	2015	2014
Assets
Fixed maturities available for sale, at fair value	$48,701	$50,410	$49,395
Fixed maturities held to maturity, at amortized cost	8,676	6,982	7,331
Equity securities, at fair value	498	536	510
Short-term investments, at fair value	2,062	2,536	2,322
Other investments	3,328	3,430	3,346

Total investments	63,265	63,894	62,904
Cash	790	948	655
Securities lending collateral	1,080	1,033	1,330
Insurance and reinsurance balances receivable	5,757	5,026	5,426
Reinsurance recoverable on losses and loss expenses	11,775	11,588	11,992
Deferred policy acquisition costs	2,806	2,683	2,601
Value of business acquired	434	440	466
Prepaid reinsurance premiums	2,238	1,981	2,026
Goodwill and other intangible assets	5,969	5,516	5,724
Deferred tax assets	285	224	295
Investments in partially-owned insurance companies	638	590	504
Other assets	4,803	4,475	4,325

Total assets	$99,840	$98,398	$98,248

Liabilities
Unpaid losses and loss expenses	$38,230	$37,326	$38,315
Unearned premiums	8,879	8,182	8,222
Future policy benefits	4,835	4,744	4,754
Insurance and reinsurance balances payable	4,602	4,198	4,095
Securities lending payable	1,081	1,034	1,331
Accounts payable, accrued expenses, and other liabilities	6,090	6,194	5,726
Short-term debt	2,102	2,552	2,552
Long-term debt	4,157	4,157	3,357
Trust preferred securities	309	309	309

Total liabilities	70,285	68,696	68,661
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	28,948	28,550	28,396
Accumulated other comprehensive income (AOCI)	607	1,152	1,191

Total shareholders’ equity	29,555	29,702	29,587

Total liabilities and shareholders’ equity	$99,840	$98,398	$98,248

Book value per common share	$91.27	$90.81	$90.02
% change over prior quarter	0.5%	0.9%	-0.4%
Tangible book value per common share	$72.84	$73.94	$72.61
% change over prior quarter	-1.5%	1.8%	-1.9%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

					Constant $					Constant $
			% Change		% Change			% Change	Constant $	% Change
			2Q-15 vs.	Constant $	2Q-15 vs.	YTD	YTD	YTD-15 vs.	YTD-15 vs.	YTD-15 vs.
	2Q-15	2Q-14	2Q-14	2Q-14 (2)	2Q-14 (2)	2015	2014	YTD-14	YTD-14 (2)	YTD-14 (2)
Net premiums written
Property and all other	$1,688	$1,465	15.2%			$3,068	$2,837	8.2%
Casualty	1,563	1,494	4.7%			3,042	2,949	3.1%

Subtotal	3,251	2,959	9.9%	$2,817	15.4%	6,110	5,786	5.6%	$5,532	10.4%
Agriculture	379	388	-2.4%	388	-2.4%	467	582	-19.8%	582	-19.8%
Personal accident (A&H) (1)	909	961	-5.2%	873	4.2%	1,799	1,878	-4.2%	1,731	3.9%
Life	245	251	-2.7%	240	2.4%	484	498	-2.9%	477	1.5%

Total consolidated	$4,784	$4,559	4.9%	$4,318	10.8%	$8,860	$8,744	1.3%	$8,322	6.5%

% of Total Consolidated
Property and all other	35%	32%				35%	32%
Casualty	33%	33%				35%	34%

Subtotal	68%	65%				70%	66%
Agriculture	8%	8%				5%	7%
Personal accident (A&H) (1)	19%	21%				20%	21%
Life	5%	6%				5%	6%

Total consolidated	100%	100%				100%	100%

Net premiums earned
Property and all other	$1,338	$1,282	4.5%			$2,593	$2,534	2.4%
Casualty	1,588	1,542	3.0%			3,094	3,022	2.4%

Subtotal	2,926	2,824	3.7%	$2,681	9.2%	5,687	5,556	2.4%	$5,315	7.0%
Agriculture	321	330	-2.9%	330	-2.9%	385	433	-11.0%	433	-11.0%
Personal accident (A&H) (1)	882	934	-5.6%	850	3.8%	1,761	1,828	-3.7%	1,685	4.5%
Life	231	244	-5.1%	232	-0.1%	454	485	-6.3%	464	-2.1%

Total consolidated	$4,360	$4,332	0.7%	$4,093	6.5%	$8,287	$8,302	-0.2%	$7,897	4.9%

% of Total Consolidated
Property and all other	31%	29%				31%	31%
Casualty	37%	36%				38%	36%

Subtotal	68%	65%				69%	67%
Agriculture	7%	7%				5%	5%
Personal accident (A&H) (1)	20%	22%				21%	22%
Life	5%	6%				5%	6%

Total consolidated	100%	100%				100%	100%

Operating income (loss), after-tax
Property, casualty, and all other	$616	$648	-5.1%	$632	-2.5%	$1,177	$1,293	-9.1%	$1,265	-7.0%
Agriculture	15	19	-21.9%	19	-21.9%	50	(6)	NM	(6)	NM
Personal accident (A&H) (1)	122	124	-0.9%	112	9.9%	235	238	-1.3%	218	8.0%
Life	35	34	5.1%	33	5.3%	71	77	-7.0%	76	-6.5%

Total consolidated	$788	$825	-4.5%	$796	-0.9%	$1,533	$1,602	-4.3%	$1,553	-1.3%

% of Total Consolidated
Property, casualty, and all other	79%	79%				77%	80%
Agriculture	2%	2%				3%	0%
Personal accident (A&H) (1)	15%	15%				15%	15%
Life	4%	4%				5%	5%

Total consolidated	100%	100%				100%	100%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the personal accident (A&H) line items above.
(2)	Prior periods on a constant-dollar basis.

Line of Business	Page 4

ACE Limited Global P&C Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 7), Insurance – Overseas General segment (refer to page 9), Global Reinsurance segment (refer to page 10), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture segment.

Global P&C (Including Corporate)

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written (1)	$5,409	$4,672	$4,891	$4,495	$4,879	$10,081	$9,497	$18,883
Net premiums written (1)	3,905	3,497	3,559	3,468	3,673	7,402	7,170	14,197
Net premiums earned	3,552	3,389	3,544	3,499	3,512	6,941	6,895	13,938
Losses and loss expenses	2,009	1,948	2,017	1,853	1,955	3,957	3,839	7,709
Policy acquisition costs	586	604	629	661	614	1,190	1,226	2,516
Administrative expenses	500	482	513	480	492	982	958	1,951

Underwriting income	457	355	385	505	451	812	872	1,762
Net investment income	490	479	501	491	484	969	966	1,958
Interest expense	69	67	66	66	69	136	137	269
Other income (expense)—operating (2)	(48)	(22)	(16)	(22)	(17)	(70)	(32)	(70)
Income tax expense	124	101	98	146	115	225	210	454

Global P&C operating income (1)	706	644	706	762	734	1,350	1,459	2,927
Net realized gains (losses)	25	(30)	(67)	(76)	(9)	(5)	(35)	(178)
Net realized gains (losses) related to unconsolidated entities	16	12	43	51	38	28	91	185
Income tax expense (benefit) on net realized gains (losses)	5	—	110	(5)	1	5	(4)	101

Global P&C net income	$742	$626	$572	$742	$762	$1,368	$1,519	$2,833

% Change versus prior year period
Net premiums written as reported	6.4%	0.0%	3.0%	4.0%	6.4%	3.2%	8.1%	5.7%
Net premiums earned as reported	1.2%	0.1%	2.6%	6.2%	8.5%	0.7%	9.8%	7.0%
Net premiums written constant $	13.2%	5.0%	5.8%	3.4%	7.0%	9.2%	9.2%	6.9%
Net premiums earned constant $	8.0%	4.8%	5.4%	5.7%	8.8%	6.4%	11.0%	8.2%
Other ratios
Net premiums written/gross premiums written	72%	75%	73%	77%	75%	73%	75%	75%
Combined ratio
Loss and loss expense ratio	56.5%	57.5%	56.9%	52.9%	55.7%	57.0%	55.7%	55.3%
Policy acquisition cost ratio	16.5%	17.8%	17.8%	18.9%	17.5%	17.1%	17.8%	18.0%
Administrative expense ratio	14.1%	14.2%	14.4%	13.8%	13.9%	14.2%	13.9%	14.1%

Combined ratio	87.1%	89.5%	89.1%	85.6%	87.1%	88.3%	87.4%	87.4%

Combined ratio excluding catastrophe losses and PPD	88.2%	89.5%	90.2%	89.8%	88.7%	88.8%	88.8%	89.4%
Expense ratio	30.6%	32.0%	32.2%	32.7%	31.4%	31.3%	31.7%	32.1%
Expense ratio excluding A&H	27.4%	28.7%	29.2%	29.3%	28.2%	28.0%	28.3%	28.8%
Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$2	$1	$—	$—	$—	$3
Catastrophe losses—pre-tax	$117	$50	$70	$85	$71	$167	$123	$278
Favorable prior period development (PPD)—pre-tax	$(153)	$(50)	$(106)	$(229)	$(126)	$(203)	$(226)	$(561)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.6%	57.6%	57.9%	57.5%	57.3%	57.6%	57.2%	57.5%

(1)	Included in Q2 2015 is gross premiums written of $428 million, net premiums written of $252 million, and operating income benefit of $15 million related to the transfer of the Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016.
(2)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Global P&C	Page 5

ACE Limited Insurance - North American (in millions of U.S. dollars, except ratios) (Unaudited)

The table below combines the company’s Insurance – North American P&C segment (refer to page 7) and Insurance – North American Agriculture segment (refer to page 8) into total Insurance – North American business presentation for reference purposes only.

Insurance - North American

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written	$3,471	$2,253	$2,841	$3,367	$2,948	$5,724	$5,206	$11,414
Net premiums written	2,354	1,518	1,913	2,305	2,023	3,872	3,635	7,853
Net premiums earned	2,009	1,590	1,887	2,284	1,872	3,599	3,462	7,633
Losses and loss expenses (1)	1,393	1,057	1,329	1,694	1,295	2,450	2,363	5,386
Policy acquisition costs	153	157	166	210	175	310	339	715
Administrative expenses	193	170	181	168	176	363	338	687

Underwriting income	270	206	211	212	226	476	422	845
Net investment income	275	269	280	283	271	544	548	1,111
Interest expense	2	2	2	2	2	4	5	9
Other income (expense)—operating	(41)	(5)	(2)	(8)	(4)	(46)	(12)	(22)
Income tax expense	92	88	70	91	94	180	170	331

Operating income	410	380	417	394	397	790	783	1,594
Net realized gains (losses) (1)	—	(6)	(39)	(5)	(11)	(6)	(20)	(64)
Net realized gains (losses) related to unconsolidated entities	10	4	19	32	19	14	39	90
Income tax expense on net realized gains (losses)	1	2	1	5	2	3	2	8

Net income	$419	$376	$396	$416	$403	$795	$800	$1,612

Combined ratio
Loss and loss expense ratio	69.3%	66.5%	70.4%	74.1%	69.2%	68.1%	68.3%	70.6%
Policy acquisition cost ratio	7.6%	9.8%	8.8%	9.2%	9.3%	8.6%	9.8%	9.4%
Administrative expense ratio	9.7%	10.7%	9.6%	7.4%	9.4%	10.1%	9.7%	8.9%

Combined ratio	86.6%	87.0%	88.8%	90.7%	87.9%	86.8%	87.8%	88.9%

Combined ratio excluding catastrophe losses and PPD	86.0%	87.4%	87.9%	88.9%	87.6%	86.7%	87.4%	88.0%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$61	$46	$30	$37	$45	$107	$78	$145
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(49)	$(54)	$(12)	$8	$(39)	$(103)	$(69)	$(73)
Loss and loss expense ratio excluding catastrophe losses and PPD	68.8%	67.1%	69.6%	72.5%	68.9%	68.0%	67.7%	69.6%
% Change versus prior year period
Net premiums written	16.4%	-5.9%	3.0%	-0.1%	2.1%	6.5%	7.6%	4.1%
Net premiums earned	7.4%	0.0%	-2.6%	-0.4%	5.2%	4.0%	9.2%	3.2%
Other ratios
Net premiums written/gross premiums written	68%	67%	67%	68%	69%	68%	70%	69%

(1)	See non-GAAP financial measures.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American P&C

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written (1)	$2,905	$2,125	$2,539	$2,126	$2,347	$5,030	$4,371	$9,036
Net premiums written (1)	1,975	1,430	1,669	1,541	1,635	3,405	3,053	6,263
Net premiums earned	1,688	1,526	1,560	1,518	1,542	3,214	3,029	6,107
Losses and loss expenses	1,120	1,035	1,077	1,053	1,016	2,155	1,956	4,086
Policy acquisition costs	130	161	154	169	152	291	311	634
Administrative expenses	189	171	177	165	175	360	336	678

Underwriting income (1)	249	159	152	131	199	408	426	709
Net investment income	269	263	273	277	265	532	535	1,085
Interest expense	2	2	2	2	2	4	5	9
Other income (expense)—operating	(33)	3	7	(1)	5	(30)	5	11
Income tax expense	88	78	58	68	89	166	172	298

Operating income (1)	395	345	372	337	378	740	789	1,498
Net realized gains (losses)	—	(6)	(42)	(5)	(11)	(6)	(20)	(67)
Net realized gains (losses) related to unconsolidated entities	10	4	19	32	19	14	39	90
Income tax expense on net realized gains (losses)	1	2	1	5	2	3	2	8

Net income	$404	$341	$348	$359	$384	$745	$806	$1,513

Combined ratio
Loss and loss expense ratio	66.3%	67.9%	69.0%	69.3%	66.0%	67.0%	64.6%	66.9%
Policy acquisition cost ratio	7.7%	10.5%	9.9%	11.1%	9.8%	9.1%	10.3%	10.4%
Administrative expense ratio	11.2%	11.2%	11.3%	11.0%	11.3%	11.2%	11.0%	11.1%

Combined ratio	85.2%	89.6%	90.2%	91.4%	87.1%	87.3%	85.9%	88.4%

Combined ratio excluding catastrophe losses and PPD	85.0%	87.9%	89.1%	88.5%	87.3%	86.4%	87.2%	88.0%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$54	$45	$29	$35	$36	$99	$68	$132
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(49)	$(21)	$(11)	$11	$(39)	$(70)	$(107)	$(107)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.1%	66.3%	67.8%	66.9%	66.2%	66.2%	65.9%	66.6%
% Change versus prior year period
Net premiums written	20.8%	0.8%	4.2%	2.7%	6.9%	11.5%	8.5%	5.9%
Net premiums earned	9.6%	2.5%	3.3%	5.1%	7.9%	6.2%	9.5%	6.8%
Other ratios
Net premiums written/gross premiums written	68%	67%	66%	72%	70%	68%	70%	69%

(1)	Included in Q2 2015 is gross premiums written of $428 million, net premiums written of $252 million, underwriting income benefit of $49 million, and operating income benefit of $15 million related to the transfer of the Fireman’s Fund in-force business at the time of the transaction that is non-recurring in 2016. For Q2 2015, excluding the non-recurring benefit, underwriting income and operating income were $200 million and $380 million, respectively.

Insurance - North American P&C	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American Agriculture

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written	$566	$128	$302	$1,241	$601	$694	$835	$2,378
Net premiums written	379	88	244	764	388	467	582	1,590
Net premiums earned	321	64	327	766	330	385	433	1,526
Losses and loss expenses (1)	273	22	252	641	279	295	407	1,300
Policy acquisition costs	23	(4)	12	41	23	19	28	81
Administrative expenses	4	(1)	4	3	1	3	2	9

Underwriting income (loss)	21	47	59	81	27	68	(4)	136
Net investment income	6	6	7	6	6	12	13	26
Interest expense	—	—	—	—	—	—	—	—
Other income (expense)—operating	(8)	(8)	(9)	(7)	(9)	(16)	(17)	(33)
Income tax expense (benefit)	4	10	12	23	5	14	(2)	33

Operating income (loss)	15	35	45	57	19	50	(6)	96
Net realized gains (losses) (1)	—	—	3	—	—	—	—	3
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Net income (loss)	$15	$35	$48	$57	$19	$50	$(6)	$99

Combined ratio
Loss and loss expense ratio	85.3%	33.3%	77.2%	83.7%	84.4%	76.6%	93.9%	85.2%
Policy acquisition cost ratio	7.2%	-6.0%	3.6%	5.4%	7.0%	5.0%	6.4%	5.3%
Administrative expense ratio	1.1%	-0.9%	1.0%	0.4%	0.4%	0.7%	0.6%	0.6%

Combined ratio	93.6%	26.4%	81.8%	89.5%	91.8%	82.3%	100.9%	91.1%

Combined ratio excluding catastrophe losses and PPD	91.4%	76.7%	82.4%	89.6%	89.1%	88.9%	89.1%	87.8%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$7	$1	$1	$2	$9	$8	$10	$13
Unfavorable (favorable) prior period development (PPD)—pre-tax	$—	$(33)	$(1)	$(3)	$—	$(33)	$38	$34
Loss and loss expense ratio excluding catastrophe losses and PPD	83.1%	83.2%	77.9%	83.8%	81.8%	83.1%	81.2%	81.8%
% Change versus prior year period
Net premiums written	-2.4%	-54.6%	-5.0%	-5.2%	-14.2%	-19.8%	3.0%	-2.3%
Net premiums earned	-2.9%	-37.2%	-23.4%	-9.8%	-5.7%	-11.0%	7.6%	-9.1%
Other ratios
Net premiums written/gross premiums written	67%	69%	81%	62%	65%	67%	70%	67%

(1)	See non-GAAP financial measures for treatment of losses and loss expenses in the P&C combined ratio.

Insurance - North American Agriculture	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	Constant $ 2Q-14 (1)	YTD 2015	YTD 2014	Full Year 2014
Gross premiums written	$2,212	$2,255	$2,212	$2,156	$2,224	$1,973	$4,467	$4,485	$8,853
Net premiums written	1,669	1,794	1,749	1,719	1,760	1,553	3,463	3,531	6,999
Net premiums earned	1,644	1,637	1,758	1,726	1,709	1,502	3,281	3,321	6,805
Losses and loss expenses	816	814	835	707	830	728	1,630	1,647	3,189
Policy acquisition costs	396	389	419	418	402	350	785	788	1,625
Administrative expenses	254	256	262	258	256	226	510	506	1,026

Underwriting income	178	178	242	343	221	198	356	380	965
Net investment income	139	138	147	130	136	127	277	268	545
Interest expense	1	1	2	2	1	1	2	2	6
Other income (expense)—operating	(11)	(21)	(15)	(15)	(17)	(15)	(32)	(26)	(56)
Income tax expense	65	53	78	108	57	53	118	99	285

Operating income	240	241	294	348	282	256	481	521	1,163
Net realized gains (losses)	13	(10)	(7)	(75)	14		3	4	(78)
Net realized gains (losses) related to unconsolidated entities	3	4	12	9	9		7	24	45
Income tax expense (benefit) on net realized gains (losses)	4	(1)	111	(11)	(2)		3	(7)	93

Net income	$252	$236	$188	$293	$307		$488	$556	$1,037

Combined ratio
Loss and loss expense ratio	49.7%	49.7%	47.5%	40.9%	48.6%		49.7%	49.6%	46.9%
Policy acquisition cost ratio	24.1%	23.8%	23.8%	24.3%	23.5%		23.9%	23.7%	23.9%
Administrative expense ratio	15.4%	15.6%	15.0%	14.9%	15.0%		15.5%	15.3%	15.0%

Combined ratio	89.2%	89.1%	86.3%	80.1%	87.1%		89.1%	88.6%	85.8%

Combined ratio excluding catastrophe losses and PPD	89.8%	90.3%	89.4%	90.5%	89.3%		90.1%	89.9%	89.9%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—		$—	$—	$—
Catastrophe losses - pre-tax	$58	$5	$30	$39	$26		$63	$43	$112
Favorable prior period development (PPD)—pre-tax	$(68)	$(24)	$(86)	$(219)	$(63)		$(92)	$(86)	$(391)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.3%	50.9%	50.7%	51.3%	50.8%		50.6%	50.9%	51.0%
% Change versus prior year period
Net premiums written as reported	-5.1%	1.3%	3.0%	9.4%	8.0%		-1.9%	8.7%	7.4%
Net premiums earned as reported	-3.9%	1.6%	3.4%	7.2%	9.4%		-1.2%	9.9%	7.5%
Net premiums written constant $	7.6%	11.0%	8.4%	8.1%	8.8%		9.3%	10.5%	9.4%
Net premiums earned constant $	9.4%	11.2%	8.8%	6.0%	9.8%		10.3%	12.1%	9.6%
Other ratios
Net premiums written/gross premiums written	75%	80%	79%	80%	79%		78%	79%	79%

(1)	Prior periods on a constant dollar basis.

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written	$292	$292	$140	$213	$308	$584	$641	$994
Net premiums written	261	273	141	208	278	534	586	935
Net premiums earned	220	226	226	255	261	446	545	1,026
Losses and loss expenses	72	99	104	92	109	171	235	431
Policy acquisition costs	60	54	56	74	60	114	127	257
Administrative expenses	13	12	13	13	14	25	28	54

Underwriting income	75	61	53	76	78	136	155	284
Net investment income	79	75	78	81	80	154	157	316
Interest expense	1	1	—	1	2	2	3	4
Other income (expense)—operating	—	1	3	—	—	1	1	4
Income tax expense	8	8	7	11	10	16	20	38

Operating income	145	128	127	145	146	273	290	562
Net realized gains (losses)	5	(11)	(12)	6	(15)	(6)	(23)	(29)
Net realized gains (losses) related to unconsolidated entities	3	4	12	10	10	7	28	50
Income tax expense on net realized gains (losses)	(1)	—	—	—	—	(1)	—	—

Net income	$154	$121	$127	$161	$141	$275	$295	$583

Combined ratio
Loss and loss expense ratio	32.9%	43.6%	45.8%	36.2%	41.7%	38.3%	43.1%	42.0%
Policy acquisition cost ratio	27.2%	24.0%	25.0%	28.8%	23.1%	25.6%	23.3%	25.0%
Administrative expense ratio	5.6%	5.6%	5.7%	5.2%	5.1%	5.6%	5.1%	5.3%

Combined ratio	65.7%	73.2%	76.5%	70.2%	69.9%	69.5%	71.5%	72.3%

Combined ratio excluding catastrophe losses and PPD	79.6%	75.5%	76.2%	75.7%	75.4%	77.5%	75.2%	75.6%
Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$2	$1	$—	$—	$—	$3
Catastrophe losses—pre-tax	$5	$—	$11	$11	$9	$5	$12	$34
Favorable prior period development (PPD)—pre-tax	$(36)	$(5)	$(9)	$(21)	$(24)	$(41)	$(33)	$(63)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.7%	46.0%	45.4%	42.8%	47.2%	46.3%	46.8%	45.5%
% Change versus prior year period
Net premiums written as reported	-5.9%	-11.4%	-9.4%	-21.2%	-4.9%	-8.8%	2.5%	-5.7%
Net premiums earned as reported	-15.5%	-20.6%	-7.7%	6.3%	6.1%	-18.1%	10.8%	5.1%
Net premiums written constant $	-3.9%	-9.1%	-8.8%	-21.8%	-5.0%	-6.6%	2.5%	-5.8%
Net premiums earned constant $	-13.2%	-19.0%	-7.1%	5.7%	5.5%	-16.3%	10.4%	4.9%
Other ratios
Net premiums written/gross premiums written	90%	93%	100%	98%	90%	92%	91%	94%

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Gross premiums written	$529	$522	$553	$528	$526	$1,051	$1,048	$2,129
Net premiums written	500	491	523	497	498	991	992	2,012
Net premiums earned	487	474	499	489	490	961	974	1,962
Losses and loss expenses	137	152	147	145	146	289	297	589
Policy benefits (1)	153	142	134	125	144	295	258	517
(Gains) losses from fair value changes in separate account assets (1)	(6)	(11)	3	6	(17)	(17)	(11)	(2)
Policy acquisition costs	118	107	123	123	121	225	232	478
Administrative expenses	74	73	73	71	73	147	141	285
Net investment income	66	66	69	69	66	132	130	268

Life underwriting income (2)	77	77	88	88	89	154	187	363
Interest expense	2	1	1	4	3	3	6	11
Other income (expense) - operating (1)	—	(2)	—	(1)	(2)	(2)	(7)	(8)
Income tax expense	8	8	11	11	12	16	25	47

Operating income	67	66	76	72	72	133	149	297
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	102	(57)	(153)	(95)	(70)	45	(137)	(385)
Foreign exchange gains (losses) and all other	1	(2)	7	6	(2)	(1)	(11)	2
Net realized gains (losses) related to unconsolidated entities	17	14	6	4	(2)	31	(4)	6
Income tax expense (benefit) on net realized gains (losses)	2	1	1	1	—	3	(3)	(1)

Net income (loss)	$185	$20	$(65)	$(14)	$(2)	$205	$—	$(79)

% Change versus prior year period
Net premiums written as reported	0.3%	-0.6%	4.0%	3.8%	2.2%	-0.1%	0.2%	2.0%
Net premiums earned as reported	-0.8%	-1.9%	3.6%	4.8%	2.2%	-1.4%	1.8%	3.0%
Net premiums written constant $ (3)	4.1%	2.4%	6.2%	4.4%	4.4%	3.3%	2.7%	4.0%
Net premiums earned constant $	3.0%	0.9%	5.9%	5.4%	4.2%	1.9%	4.1%	4.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

			Constant $			Constant $
			% Change			% Change
		Constant $	2Q-15 vs.		Constant $	YTD-15 vs.
	2Q-15	2Q-14	2Q-14	YTD-15	YTD-14	YTD-14
International life insurance net premiums written	$186	$173	7.6%	$365	$344	6.0%
International life insurance deposits (4)	263	275	-4.3%	516	470	9.8%

Total international life insurance net premiums written and deposits	$449	$448	0.3%	$881	$814	8.2%

(4)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699
Losses and loss expenses incurred	3,004	616	2,388
Losses and loss expenses paid	(2,878)	(729)	(2,149)	90%
Other (incl. foreign exch. revaluation)	185	56	129

Balance at June 30, 2014	$37,177	$10,110	$27,067
Losses and loss expenses incurred	3,840	1,156	2,684
Losses and loss expenses paid	(3,165)	(810)	(2,355)	88%
Other (incl. foreign exch. revaluation)	(405)	(120)	(285)

Balance at September 30, 2014	$37,447	$10,336	$27,111
Losses and loss expenses incurred	3,442	1,026	2,416
Losses and loss expenses paid	(3,307)	(873)	(2,434)	101%
Other (incl. foreign exch. revaluation)	733	818	(85)

Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082

Add net recoverable on paid losses	—	627	(627)

Balance including net recoverable on paid losses	$38,230	$11,775	$26,455

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2015	2015	2014
Reinsurance recoverable on paid losses and loss expenses
Active operations	$448	$413	$478
Brandywine and Other Run-off	283	292	313

Total	$731	$705	$791

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,262	$10,052	$10,348
Brandywine and Other Run-off	1,136	1,184	1,210

Total	$11,398	$11,236	$11,558

Gross reinsurance recoverable
Active operations	$10,710	$10,465	$10,826
Brandywine and Other Run-off	1,419	1,476	1,523

Total	$12,129	$11,941	$12,349

Provision for uncollectible reinsurance (1)
Active operations	$(214)	$(213)	$(217)
Brandywine and Other Run-off	(140)	(140)	(140)

Total	$(354)	$(353)	$(357)

Net reinsurance recoverable
Active operations	$10,496	$10,252	$10,609
Brandywine and Other Run-off	1,279	1,336	1,383

Total	$11,775	$11,588	$11,992

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $2.5 billion.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30		March 31		December 31
	2015		2015		2014
Market Value
Fixed maturities available for sale	$48,701		$50,410		$49,395
Fixed maturities held to maturity	8,805		7,307		7,589
Short-term investments	2,062		2,536		2,322

Total fixed maturities	$59,568		$60,253		$59,306

Asset Allocation by Market Value
Treasury	$2,424	4%	$2,448	4%	$2,448	4%
Agency	1,139	2%	1,221	2%	1,222	2%
Corporate and asset-backed	20,007	34%	20,370	34%	19,854	34%
Mortgage-backed	12,661	21%	12,791	21%	12,325	21%
Municipal	5,276	9%	5,067	9%	4,930	8%
Non-U.S.	15,999	27%	15,820	26%	16,205	27%
Short-term investments	2,062	3%	2,536	4%	2,322	4%

Total fixed maturities	$59,568	100%	$60,253	100%	$59,306	100%

Credit Quality by Market Value
AAA	$9,320	16%	$9,386	16%	$8,943	15%
AA	21,294	36%	21,760	36%	21,589	36%
A	11,568	19%	11,712	19%	11,625	20%
BBB	8,806	15%	8,789	15%	8,690	15%
BB	4,531	8%	4,377	7%	4,372	7%
B	3,860	6%	4,054	7%	3,916	7%
Other	189	0%	175	0%	171	0%

Total fixed maturities	$59,568	100%	$60,253	100%	$59,306	100%

Cost/Amortized Cost
Fixed maturities available for sale	$47,599		$48,384		$47,826
Fixed maturities held to maturity	8,676		6,982		7,331
Short-term investments	2,062		2,536		2,322

Subtotal fixed maturities	58,337		57,902		57,479
Equity securities	433		447		440
Other investments	2,989		3,096		2,999

Total investment portfolio	$61,759		$61,445		$60,918

Avg. duration of fixed maturities	4.1 years		3.9 years		4.0 years
Avg. market yield of fixed maturities	2.9%		2.6%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.6%		3.6%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2015
Agency residential mortgage-backed (RMBS)	$—	$10,094	$—	$—	$—	$10,094
Non-agency RMBS	29	5	15	10	13	72
Commercial mortgage-backed	2,468	13	11	3	—	2,495

Total mortgage-backed securities at market value	$2,497	$10,112	$26	$13	$13	$12,661

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2015

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$657	$62	$—	$—	$719
Banks	—	17	2,161	280	2,458
Basic Materials	—	3	92	343	438
Communications	—	57	205	972	1,234
Consumer, Cyclical	—	98	416	497	1,011
Consumer, Non-Cyclical	54	449	1,206	804	2,513
Diversified Financial Services	—	43	304	104	451
Energy	25	34	149	788	996
Industrial	—	358	423	365	1,146
Utilities	—	9	626	398	1,033
All Others	81	247	500	556	1,384

Total	$817	$1,377	$6,082	$5,107	$13,383

Market Value at June 30, 2015

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$3	$11	$14
Banks	1	6	—	7
Basic Materials	154	101	4	259
Communications	599	532	5	1,136
Consumer, Cyclical	551	546	25	1,122
Consumer, Non-Cyclical	567	837	33	1,437
Diversified Financial Services	142	55	3	200
Energy	463	206	15	684
Industrial	381	359	12	752
Utilities	219	68	—	287
All Others	331	382	13	726

Total	$3,408	$3,095	$121	$6,624

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2015

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,082	$—	$—	$—	$—	$1,082
Republic of Korea	—	867	48	—	—	915
Federative Republic of Brazil	—	—	—	701	—	701
United Mexican States	—	—	429	125	—	554
Canada	481	—	—	—	—	481
Kingdom of Thailand	—	—	375	—	—	375
Province of Ontario	—	360	—	—	—	360
Province of Quebec	—	—	255	—	—	255
Japan	—	195	—	—	—	195
Australia	187	—	—	—	—	187
Other Non-U.S. Government Securities	534	886	325	362	555	2,662

Total	$2,284	$2,308	$1,432	$1,188	$555	$7,767

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$118	$45	$617	$547	$196	$1,523
Canada	116	122	234	337	208	1,017
United States (1)	1	90	106	235	196	628
Australia	79	91	258	92	28	548
France	35	61	211	177	37	521
Netherlands	25	128	180	128	55	516
Germany	91	19	113	135	25	383
Switzerland	48	16	96	109	40	309
China	—	151	78	32	9	270
Hong Kong	9	6	163	9	7	194
Other Non-U.S. Corporate Securities	270	274	704	584	491	2,323

Total	$792	$1,003	$2,760	$2,385	$1,292	$8,232

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2015	Market Value	Rating
1	JP Morgan Chase & Co	$472	A
2	General Electric Co	443	AA+
3	Goldman Sachs Group Inc	328	A-
4	Wells Fargo & Co	267	A+
5	Bank of America Corp	241	A-
6	HSBC Holdings Plc	236	A
7	Verizon Communications Inc	228	BBB+
8	Morgan Stanley	227	A-
9	AT&T INC	209	BBB+
10	Ford Motor Co	206	BBB-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2015			Six months ended June 30, 2015
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$5	$(832)	$(827)	$1	$(393)	$(392)
Fixed income derivatives	27	—	27	28	—	28
Public equity	29	(23)	6	30	(6)	24
Private equity	27	5	32	40	(7)	33

Total investment portfolio	88	(850)	(762)	99	(406)	(307)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	102	—	102	45	—	45
Foreign exchange (3)	(40)	136	96	(71)	(285)	(356)
Partially-owned entities (4)	18	—	18	31	—	31
Other	(7)	(6)	(13)	(6)	7	1

Net gains (losses) before tax	161	(720)	(559)	98	(684)	(586)
Income tax expense (benefit)	7	(175)	(168)	8	(100)	(92)

Net gains (losses)	$154	$(545)	$(391)	$90	$(584)	$(494)

(1)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities and $1 million for public equity. Year to date other-than-temporary impairments includes $20 million for fixed maturities and $1 million for public equities.
(2)	The quarter and year to date include $2 million and $14 million, respectively, of losses on applicable hedges.
(3)	Unrealized foreign exchange gain, after-tax, for the quarter was $132 million. Unrealized foreign exchange loss, after-tax, year to date was $278 million.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended June 30, 2014			Six months ended June 30, 2014
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (5)	(Losses)	Impact	(Losses) (5)	(Losses)	Impact
Fixed maturities	$20	$538	$558	$31	$999	$1,030
Fixed income derivatives	(15)	—	(15)	(40)	—	(40)
Public equity	1	24	25	(4)	34	30
Private equity	36	6	42	92	48	140

Total investment portfolio	42	568	610	79	1,081	1,160
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(70)	—	(70)	(137)	—	(137)
Foreign exchange (7)	(14)	153	139	(23)	120	97
Partially-owned entities (8)	(3)	—	(3)	(8)	—	(8)
Other	—	(5)	(5)	(7)	(13)	(20)

Net gains (losses) before tax	(45)	716	671	(96)	1,188	1,092
Income tax expense (benefit)	1	147	148	(7)	245	238

Net gains (losses)	$(46)	$569	$523	$(89)	$943	$854

(5)	Other-than-temporary impairments for the quarter includes $8 million for fixed maturities, $3 million for private equity and $1 million for public equity. Year to date other-than-temporary impairments includes $13 million for fixed maturities, $3 million for private equity, and $7 million for public equity.
(6)	The quarter and year to date include $72 million and $91 million, respectively, of losses on applicable hedges.
(7)	Unrealized foreign exchange gains, after-tax, for the quarter and year to date were $119 million and $78 million, respectively.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	June 30 2015	March 31 2015	December 31 2014	December 31 2013
Total short-term debt (1) (2)	$2,102	$2,552	$2,552	$1,901
Total long-term debt	4,157	4,157	3,357	3,807

Total debt	$6,259	$6,709	$5,909	$5,708

Total trust preferred securities	$309	$309	$309	$309

Total shareholders’ equity	$29,555	$29,702	$29,587	$28,825

Total capitalization	$36,123	$36,720	$35,805	$34,842
Tangible capital (3)	$30,154	$31,204	$30,081	$29,438
Leverage ratios
Debt/ total capitalization	17.3%	18.3%	16.5%	16.4%
Debt plus trust preferred securities/ total capitalization	18.2%	19.1%	17.4%	17.3%
Debt/ tangible capital	20.8%	21.5%	19.6%	19.4%
Debt plus trust preferred securities/ tangible capital	21.8%	22.5%	20.7%	20.4%

Note: As of June 30, 2015, there was $0.5 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	In May 2015, $450 million of 5.6 percent senior notes matured and were fully paid.
(2)	Repurchase agreements in the amount of $850 million matured during the quarter, and there were new repurchase agreements in the amount of $850 million.
(3)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2015	2014	2015	2014
Numerator
Operating income to common shares	$788	$825	$1,533	$1,602
Adjusted net realized gains (losses), net of income tax	154	(46)	90	(89)

Net income	$942	$779	$1,623	$1,513

Rollforward of Common Shares Outstanding
Shares - beginning of period	327,084,762	337,974,644	328,659,686	339,793,935
Repurchase of shares (1)	(3,650,200)	(2,306,000)	(6,677,663)	(5,793,882)
Shares issued, excluding option exercises	107,071	135,079	1,118,101	1,311,675
Issued for option exercises	272,648	421,866	714,157	913,861

Shares - end of period	323,814,281	336,225,589	323,814,281	336,225,589

Denominator
Weighted average shares outstanding	325,463,196	337,846,228	326,795,838	338,353,260
Effect of other dilutive securities	3,222,562	3,286,359	3,373,809	3,267,499

Adj. wtd. avg. shares outstanding and assumed conversions	328,685,758	341,132,587	330,169,647	341,620,759

Basic earnings per share
Operating income	$2.42	$2.44	$4.69	$4.73
Adjusted net realized gains (losses), net of income tax	0.47	(0.14)	0.28	(0.26)

Net income	$2.89	$2.30	$4.97	$4.47

Diluted earnings per share
Operating income	$2.40	$2.42	$4.64	$4.69
Adjusted net realized gains (losses), net of income tax	0.46	(0.14)	0.27	(0.26)

Net income	$2.86	$2.28	$4.91	$4.43

Earnings per share	Page 20

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2015	2015	2014	2014
Shareholders’ equity	$29,555	$29,702	$29,587	$30,325
Less: goodwill and other intangible assets	5,969	5,516	5,724	5,522

Numerator for tangible book value per share	$23,586	$24,186	$23,863	$24,803

Book value - % change over prior quarter	-0.5%	0.4%	-1.4%	3.3%
Tangible book value - % change over prior quarter	-2.5%	1.4%	-3.0%	3.4%
Denominator	323,814,281	327,084,762	328,659,686	336,225,589

Book value per common share	$91.27	$90.81	$90.02	$90.19
Tangible book value per common share	$72.84	$73.94	$72.61	$73.77
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$29,702	$29,587	$30,017	$29,369
Operating income	788	745	827	825
Adjusted net realized gains (losses), net of tax	154	(64)	(272)	(46)
Net unrealized gains (losses), net of tax	(672)	361	94	453
Repurchase of shares	(394)	(340)	(430)	(237)
Dividend declared on common shares	(217)	(222)	(223)	(223)
Cumulative translation, net of tax	132	(410)	(520)	119
Pension liability	(5)	10	9	(3)
Other (1)	67	35	85	68

	$29,555	$29,702	$29,587	$30,325

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 21

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 24.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions. A reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense)—operating is provided on page 24.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 21. Tangible book value per common share excluding 2014 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the acquisition of the Fireman’s Fund high net worth personal lines insurance business in the United States in order to adjust for the distortive effect of acquisitions. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2015 in order to adjust for the distortive effects of fluctuations in exchange rates.

Reconciliation Non-GAAP	Page 22

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Net income, as reported	$942	$681	$555	$785	$779	$1,623	$1,513	$2,853
Adjusted net realized gains (losses)	128	(89)	(210)	(165)	(81)	39	(183)	(558)
Net realized gains (losses) related to unconsolidated entities (1)	33	26	49	55	36	59	87	191
Income tax expense (benefit) on adjusted net realized gains (losses)	7	1	111	(4)	1	8	(7)	100

Operating income	$788	$745	$827	$891	$825	$1,533	$1,602	$3,320

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the Operating income (loss) of each segment and Corporate:

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Insurance – North American P&C	$395	$345	$372	$337	$378	$740	$789	$1,498
Insurance – Overseas General	240	241	294	348	282	481	521	1,163
Global Reinsurance	145	128	127	145	146	273	290	562
Corporate	(74)	(70)	(87)	(68)	(72)	(144)	(141)	(296)

Global P&C (including Corporate)	706	644	706	762	734	1,350	1,459	2,927
Insurance – North American Agriculture	15	35	45	57	19	50	(6)	96

Consolidated Results (including Corporate) Excluding Life Segment	721	679	751	819	753	1,400	1,453	3,023
Life	67	66	76	72	72	133	149	297

Consolidated operating income	$788	$745	$827	$891	$825	$1,533	$1,602	$3,320

Operating ROE

The following table presents the reconciliation of ROE to Operating ROE:

			YTD	YTD	Full Year
	2Q-15	2Q-14	2015	2014	2014
Net income	$942	$779	$1,623	$1,513	$2,853
Operating income	$788	$825	$1,533	$1,602	$3,320
Equity - beginning of period, as reported	$29,702	$29,369	$29,587	$28,825	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	2,212	1,594	1,851	1,174	1,174

Equity - beginning of period, as adjusted	$27,490	$27,775	$27,736	$27,651	$27,651

Equity - end of period, as reported	$29,555	$30,325	$29,555	$30,325	$29,587
Less: unrealized gains (losses) on investments, net of deferred tax	1,540	2,047	1,540	2,047	1,851

Equity - end of period, as adjusted	$28,015	$28,278	$28,015	$28,278	$27,736

Average equity, as reported	$29,629	$29,847	$29,571	$29,575	$29,206
Average equity, as adjusted	$27,753	$28,027	$27,876	$27,965	$27,694
Operating ROE	11.4%	11.8%	11.0%	11.5%	12.0%
ROE	12.7%	10.4%	11.0%	10.2%	9.8%

Reconciliation Non-GAAP 2	Page 23

ACE Limited Non-GAAP Financial Measures - 3 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Tax expense, as reported	$143	$120	$232	$176	$133	$263	$226	$634
Tax expense (benefit) on adjusted net realized gains (losses)	7	1	111	(4)	1	8	(7)	100

Tax expense, adjusted	$136	$119	$121	$180	$132	$255	$233	$534

Income before tax, as reported	$1,085	$801	$787	$961	$912	$1,886	$1,739	$3,487
Less: adjusted realized gains (losses)	128	(89)	(210)	(165)	(81)	39	(183)	(558)
Less: realized gains (losses) related to unconsolidated entities	33	26	49	55	36	59	87	191

Operating income before tax	$924	$864	$948	$1,071	$957	$1,788	$1,835	$3,854

Effective tax rate	13.2%	15.0%	29.5%	18.3%	14.6%	13.9%	13.0%	18.2%
Adjustment for tax impact of adjusted net realized gains (losses)	1.5%	-1.3%	-16.8%	-1.4%	-0.9%	0.3%	-0.3%	-4.3%

Operating effective tax rate	14.7%	13.7%	12.7%	16.9%	13.7%	14.2%	12.7%	13.9%

Other income (expense) - operating

The following table presents the reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating. Other income (expense) – operating is a non-GAAP financial measure which excludes gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP and the portion of net realized gains and losses related to unconsolidated entities. Gains (losses) from fair value changes in separate account assets are reclassified from Other income (expense) for purposes of presenting Life underwriting income, as the offsetting movement in the separate account liabilities is included in Policy benefits. Net realized gains (losses) related to unconsolidated entities is excluded from operating income in order to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
Consolidated GAAP Other income (expense):
Consolidated excluding Life segment	$(40)	$(18)	$18	$22	$12	$(58)	$42	$82
Life segment	23	23	3	(3)	13	46	—	—

Consolidated	(17)	5	21	19	25	(12)	42	82
Less: Gains (losses) from fair value changes in separate account assets
Consolidated excluding Life segment	—	—	—	—	—	—	—	—
Life segment	6	11	(3)	(6)	17	17	11	2

Consolidated	6	11	(3)	(6)	17	17	11	2
Less: Net realized gains (losses) related to unconsolidated entities
Consolidated excluding Life segment	16	12	43	51	38	28	91	185
Life segment	17	14	6	4	(2)	31	(4)	6

Consolidated	33	26	49	55	36	59	87	191
Consolidated Other income (expense) - operating:
Consolidated excluding Life segment	(56)	(30)	(25)	(29)	(26)	(86)	(49)	(103)
Life segment	—	(2)	—	(1)	(2)	(2)	(7)	(8)

Consolidated	$(56)	$(32)	$(25)	$(30)	$(28)	$(88)	$(56)	$(111)

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

						YTD	YTD	Full Year
	2Q-15	1Q-15	4Q-14	3Q-14	2Q-14	2015	2014	2014
GAAP combined ratio	87.6%	88.4%	88.5%	87.3%	87.7%	88.0%	88.2%	88.1%
Impact of gains and losses on crop derivatives	0.1%	0.0%	0.0%	-1.0%	-0.2%	0.0%	0.0%	-0.4%

P&C combined ratio	87.7%	88.4%	88.5%	86.3%	87.5%	88.0%	88.2%	87.7%

Reconciliation Non-GAAP 3	Page 24

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding adjusted net realized gains (losses): Operating income or income excluding adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 25